UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                           June 9, 2008



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code: (570) 752-3671


                               N/A
   ___________________________________________________________
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
           ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
           OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS

(b) Dudley P. Cooley retired from the Board of Directors of First Keystone Corporation (the "Corporation") and First Keystone National Bank (the "Bank"), the Corporation's wholly owned subsidiary, effective June 9, 2008. Mr. Cooley served as a director of the Corporation and the Bank since 1987.

     Mr. Cooley was appointed Director Emeritus of the Corporation and the Bank by the Board of Directors at their regularly scheduled meeting on June 10, 2008.




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

                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)



By:     /s/ J. Gerald Bazewicz
        J. Gerald Bazewicz
        President and Chief Executive Officer

Dated:  June 11, 2008



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